Amendment and Consent Request
March 2008

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Bob Larney
Chief Financial Officer
Jack Johnson
Chief Executive Officer
Andrew Prusky
VP, Deputy General Counsel
George Karpinski
SVP, Treasurer
Foamex:
Banc of America Securities:
David Izard
Principal
Jeff McLane
Principal
Call Participants

Events Since Close
◆ Management monetized non-core assets to reduce fixed costs and pay-down debt
 ● Sold investment in Asia JV in the 3rd quarter of 2007 for approximately $23 million
 ● Sold the three stand-alone carpet cushion plants in the 3rd quarter of 2007 for approximately $10 million
◆ Maintained and increased supplier support for the Company
 ● Successfully negotiated credit terms with certain key suppliers
◆ Commitment to deleveraging the Company
 ● Total net debt as of December 30, 2007 was approximately $529 million
 ● Repaid $96 million of debt since February 2007, including $80 million of 1st Lien Term Loan debt
 ● Current run rate for cash interest expense is less than $45 million annually
 ● Company continues to generate significant cash flow from operations
◆ Continued strong support from current major equity holders
 ● $20.0 million capital commitments from D.E. Shaw Laminar Portfolios, LLC, Goldman Sachs & Co. and
 Sigma Capital Management, LLC
◆ Company currently has significant liquidity with minimal use of the $175 million ABL Revolver
 ● Anticipate cash proceeds from sales of idle facilities, including the Eddystone, PA property
◆ Despite challenging industry conditions and end markets due to a slowing housing cycle and weaker consumer spending, the Company has improved its business

Changes in operating management bring new growth model and leadership to Foamex
◆ Jack Johnson was named CEO in April 2007 and President in August 2007
◆ Bob Larney was named CFO in August 2007
◆ Operating management with extensive industry knowledge includes
 ● James B. Gamache, EVP, Sales and Supply Chain
 ● Andrew M. Thompson, EVP, Business Management and Marketing
 ● Donald W. Phillips, EVP, Automotive Products
Industry experience foundation for business growth
Executive Management Team

60
50
40
30
20
10
0
56
56
44
39
32
2003
2004
2005
2006
2007

6000
5000
4000
3000
2000
1000
0
5,000
4,100
3,400
2005
2006
2007

Bank of America

Continued Rationalization of Operations
◆ Consolidated North American manufacturing sites from 56 at December 2003 to 32 at December 2007
◆ Reduced North American employee base over 30% from approximately 5,000 at December, 2005 to approximately 3,400 at December 2007
◆ Tupelo facilities consolidation completed September 2007
◆ Sold three stand alone Carpet Cushion plants in September 2007
◆ Sold interest in Thailand joint venture in September 2007
◆ Technical Products facilities consolidation on track for end of 1st quarter 2008 target date
Consolidation of facilities reduces fixed costs and future capital expenditure requirements
NORTH AMERICAN EMPLOYEE HEADCOUNT (a)
NORTH AMERICAN FACILITIES (a)
(a) As of FYE

Foamex’s proprietary technology, extensive distribution capabilities and installed customer base provides a sustainable strategic advantage
Foamex Market Strengths
Foamex Today
◆ Leading manufacturer and distributor of flexible polyurethane and advanced polymer foam products in
 North America, primarily serving the bedding, furniture, automotive, electronics and carpet industries
◆ Recognized technology leader with over 225 patents worldwide
◆ Long-term relationships with industry leading customers
◆ Extensive manufacturing and distribution footprint with 32 facilities in the U.S., Canada and Mexico
◆ Employer of approximately 3,400 employees in North America at December 2007
◆ Strong management team with extensive industry knowledge
◆ Bank Consolidated EBITDA in excess of $97 million for 2007 to be in compliance with financial covenants as of year-end

$650
600
550
500
450
400
621
610
564
529
Q1-07
Q2-07
Q3-07
Q4-07

$1,400
1,050
700
350
0
1,305
1,226
1,283
1,357
1,202
2003
2004
2005
2006
LTM 9/07

Continued focus on cash generation despite market softness
◆ Total net debt as of December 30, 2007 was approximately $529 million and approximately $96 million lower since February 2007
 ● Cash was generated through asset sales, operating cash flows and balance sheet improvements
◆ September 30, 2007 LTM Revenue is $1,202 million
 ● Decline in revenue is consistent with the overall softness in the industry and economy
◆ Company is continually focusing on cost saving initiatives and debt repayment
◆ Decline in revenue primarily due to soft demand and exiting lower margin commodity foam business
REVENUE
($ in millions)
($ in millions)
NET DEBT
Financial Highlights for 2007

Amendment Overview
◆ Company could raise $238 million of equity capital which will be used to delever the Company (the
 “Transaction”) consisting of the following components:
 ● A rights offering (the “Rights Offering”) to the Company’s stockholders to purchase common stock
 ● An offer to all Second Lien Term Loan lenders (the “Second Lien Offer”) to convert second lien loans at par for common stock
◆ In order to effect this Transaction, the Company is requesting an amendment to the Second Lien Term
 Credit Agreement to allow Second Lien Loans to be assigned to the Company for capital stock and extinguished as well as the consent of the First Lien lenders to that amendment and those transactions
 ● Each of these requests are subject to the vote of the Required Lenders
◆ Company is in discussions with certain significant equityholders for commitments for the Rights Offering of approximately $80 million, less any cash used for the previously announced capital commitments of up to
 $20 million
◆ Transaction expected to improve trading levels of both the first and the second lien loans

Amendment Overview - The Rights Offering
◆ Proposed Rights Offering would be made to all stockholders to purchase their pro rata amount of common stock at the subscription price
 ● Company expects it will receive equity commitments of approximately $80 million from certain large stockholders (the “Committed Equity Holders”)
 › May be funded with either cash or credited with assigned second lien loans
 › Any amounts drawn under the existing capital commitments could also be credited against these commitments
◆ Rights Offering would be made to all other stockholders
 ● May be funded with either cash or credited with assigned second lien loans
◆ Subscription Price for the Rights Offering is expected to be $1.50/share subject to adjustment

Amendment Overview - The Second Lien Offer
◆ Simultaneously with the Rights Offering, the Company intends to make the Second Lien Offer to all Second
 Lien Term Loan lenders
 ● Offer will be to assign loans at par, at the subscription price in the Rights Offering
◆ To protect the Company’s NOLs, the Company may reserve the right to cut-back any participation by second lien lenders and / or stockholders to ensure that there is no “owner shift” of more than 45%
 ● Any NOL cut-back that may be required of the second lien lenders will impact all assigned loans on a pro rata basis

Pro Forma Capital Structure - Maximum Case ($238 million of New Equity)			
($ in thousands)	**12/30/07**	**Debt reduction [(a)]**	**PF 12/30/07**
Revolving Credit Facility	$7,902	$0	$7,902
First Lien Term Loan [(b)]	345,000	(63,200)	281,800
Industrial Revenue Bond	6,000	0	6,000
Other	191	0	191
Total First Lien Debt	359,093	(63,200)	295,893
Second Lien Term Loan [(c)]	175,000	(175,000)	0
Total Debt	**$534,093**	**($238,200)**	**$295,893**
FY 2007E Bank EBITDA [(d)]	$97,000		$97,000
Total First Lien Leverage	**3.7x**		**3.1x**
Total Leverage	**5.5x**		**3.1x**
Cash Interest [(e)]	$33,094		$15,809
Interest Coverage Ratio	**2.9x**		**6.1x**

(a) Debt reduction does not include any transaction costs or payment of accrued interest
(b) Assumes outside stockholder participation of $45.7 million and $17.5 million cash paid by the Committed Equity Holders
(c) Assumes second lien term loan lender participation of $175.0 million
(d) Minimum 2007 Bank Consolidated EBITDA to comply with leverage covenant
(e) Based on February 28, 2008 3 month LIBOR rate of 3.09%; does not include derivatives

Bank of America

Proposed Transaction Structure - Maximum Case

Pro Forma Capital Structure - Anticipated Case ($115 million of New Equity)			
($ in thousands)	12/30/07	Debt reduction [a]	PF 12/30/07
Revolving Credit Facility	$7,902	$0	$7,902
First Lien Term Loan [b]	345,000	(30,000)	315,000
Industrial Revenue Bond	6,000	0	6,000
Other	191	0	191
Total First Lien Debt	359,093	(30,000)	329,093
Second Lien Term Loan [c]	175,000	(85,000)	90,000
Total Debt	**$534,093**	**($115,000)**	**$419,093**
FY 2007E Bank EBITDA [d]	$97,000		$97,000
Total First Lien Leverage	**3.7x**		**3.4x**
Total Leverage	**5.5x**		**4.3x**
Cash Interest [e]	$33,094		$24,736
Interest Coverage Ratio	**2.9x**		**3.9x**

(a) Debt reduction does not include any transaction costs or payment of accrued interest

(b) Assumes outside stockholder participation of $12.5 million and $17.5 million cash paid by Committed Equity Holders

(c) Assumes second lien term loan lender participation of $85.0 million

(d) Minimum 2007 Bank Consolidated EBITDA to comply with leverage covenant

(e) Based on February 28, 2008 3 month LIBOR rate of 3.09%; does not include derivatives

Bank of America

Proposed Transaction Structure - Anticipated Case

Pro Forma Capital Structure - Minimum Case ($80 million of New Equity) [(a)]			
($ in thousands)	**12/30/07**	**Debt reduction [(b)]**	**PF 12/30/07**
Revolving Credit Facility	$7,902	$0	$7,902
First Lien Term Loan [(c)]	345,000	(17,500)	327,500
Industrial Revenue Bond	6,000	0	6,000
Other	191	0	191
Total First Lien Debt	359,093	(17,500)	341,593
Second Lien Term Loan [(d)]	175,000	(62,500)	112,500
Total Debt	**$534,093**	**($80,000)**	**$454,093**
FY 2007E Bank EBITDA [(e)]	$97,000		$97,000
Total First Lien Leverage	**3.7x**		**3.5x**
Total Leverage	**5.5x**		**4.7x**
Cash Interest [(f)]	$33,094		$27,195
Interest Coverage Ratio	**2.9x**		**3.6x**

(a) Amendment requires a minimum of $80 million of second lien loan conversion and / or equity contribution
(b) Debt reduction does not include any transaction costs or payment of accrued interest
(c) Assumes outside stockholder participation of $0.0 million and $17.5 million cash paid by Committed Equity Holders
(d) Assumes outside second lien term loan lender participation of $0.0 million
(e) Minimum 2007 Bank Consolidated EBITDA to comply with leverage covenant
(f) Based on February 28, 2008 3 month LIBOR rate of 3.09%; does not include derivatives

Bank of America

Proposed Transaction Structure - Minimum Case

Week	Assuming No SEC Review	Assuming SEC Review
1	• Execute the Bank Consent/Amendment	• Execute the Bank Consent/Amendment
3	• File the S-1s with the SEC	• File the S-1s with the SEC
4
• Notification from the SEC that it will or will not
 review the Form S-1s
• Form S-1s are declared effective by the SEC
• Launch the rights offering and second lien offering
• Offerings anticipated to be open for 30 days
• Notification from the SEC that it will or will not review the Form S-1s
6		• Receipt of SEC comments • Response to SEC comments (assuming “light” SEC comments)
8	• Close rights offering and second lien offering
• Second round of SEC comments and response by
 the Company
• SEC clears the S-1s and the S-1s are declared
 effective by the SEC
• Launch the rights offering and second lien offering
• Offerings anticipated to be open for 30 days

13		• Close the rights offering and second lien offering
◆ Expect closing of offerings in Q2 2008
Proposed Schedule of Rights Offering and Second Lien Offering

Consent Requests
◆ Consent of the second lien lenders to amend the Second Lien Credit Agreement to permit the assignment of second lien loans for equity, and the extinguishment of the second lien loans
◆ Consent of the first lien lenders to confirm the amendment for the Second Lien Credit Agreement
◆ Consents are Required Lender votes
◆ Consent fee for the first lien lenders is $862,500, to be shared pro rata by consenting lenders
◆ Consent fee for the second lien lenders is 25 bps for all consenting lenders
◆ Signature pages are due by 5:00 PM New York City Time, Thursday, March 13th

Transaction Highlights / Benefits
◆ Allows second lien loans to be converted into equity
◆ Significant equity holders would be required to commit $80 million of new equity (combination of cash and second lien loan conversion)
◆ Improves credit profile of the Company
◆ Significant deleveraging of the Company
◆ Reduction of interest expense
◆ Expected to improve trading levels of both the first and the second lien loans
◆ Provides management the ability to execute on their operating strategy and continue to reduce leverage